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                                                                   EXHIBIT 10.15

                                    AGREEMENT

This Agreement (the "AGREEMENT") is entered into as of October 4, 2000 by and between realestateespanol.com, Inc., a Delaware corporation ("REE"), and the National Association of Hispanic Real Estate Professionals ("NAHREP").

                                    RECITALS

     A. REE has developed an Internet website, currently located on the Internet at www.realestateespanol.com, which enables customers to search for property listings and real estate agents, and to apply for mortgage loans from companies offering their products and services through REE (the "REE SITE"). In addition, REE offers the same or similar products on corporate Internet sites and co-branded sites, including but not limited to Web portals, which it will develop from time to time with the cooperation and agreement of various business enterprises.

     B. NAHREP is a non-profit trade association representing the interests of Hispanic real estate professionals.

     C. NAHREP desires to provide its members with access to Freddie Mac's Loan Prospector (the "LOAN PROSPECTOR CONTENT") service via the REE Site as part of an effort to bring the benefits of technology to mortgage origination for low- and moderate-income Hispanic and Latino borrowers ("Hispanic Community Technology Initiative").

     D. To implement the Hispanic Community Technology Initiative, REE and NAHREP have entered into a Memorandum of Understanding (the "MOU") with the National Council of La Raza ("NCLR") and Freddie Mac.

     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

1.   REE OBLIGATIONS.

     1.1. REE will host, control and maintain the REE Site and shall host the Freddie Mac technology tools necessary to sponsor the Loan Prospector Content on the REE Site. All content on the REE Site other than the Loan Prospector Content shall constitute the "REE CONTENT."

     1.2. Within 15 days after signing the MOU and receiving $100,000 from NAHREP, this Agreement and receiving payment from NAHREP as provided in Section 2(a), REE will donate 200 computers (the "COMPUTERS") without charge to NAHREP, which shall distribute all the Computers to NCLR and NCLR affiliates as agreed to by REE, NAHREP, NCLR and Freddie Mac.

     1.3. REE will develop a web-based technology tool (the "WEB TOOL") that will be distributed to NCLR and NCLR affiliates.

     1.4. REE will develop and pilot the Web Tool to the commercially reasonable satisfaction of REE, NAHREP, Freddie Mac and NCLR prior to full implementation of the Web Tool.
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2.   NAHREP OBLIGATIONS. In return for its sponsorship of the Web Tool on the
     REE Site, NAHREP will pay REE (a) $100,000 within five days of signing the MOU or (2) within five days of the payment of any sum of money received from Freddie Mac to NAHREP for the purpose of funding all requirements of the terms of the MOU, whichever is later, and (b) $150,000 either (i) on or before January 31, 2001, or (ii) within five days of the payment of any sum of money received from Feddie Mac to NAHREP for the purpose of funding all requirements of the terms of the MOU, whichever is later.

3.   TERM; TERMINATION.

     3.1. TERM. The term of this Agreement will coincide with the term of the MOU.

     3.2. SURVIVAL. Notwithstanding the foregoing, the provisions of Section 4 shall survive any termination, cancellation or expiration of this Agreement.

4. TRADEMARK AND CONTENT OWNERSHIP. REE will retain all right, title and interest in and to its trademarks, service marks and trade names worldwide, including any goodwill associated therewith, subject to the limited license granted to NAHREP hereunder. Any use of any such trademarks by NAHREP shall inure to the benefit of REE and NAHREP shall take no action that is inconsistent with REE's ownership thereof. REE will retain all right, title, and interest in and to the REE Site and the REE Content worldwide (including, but not limited to, ownership of all copyrights, look and feel and other intellectual property rights therein).

5.   LIABILITY.

     5.1. NAHREP understands that REE is not liable for and makes no warranty that the REE Site will be free from interruption, secure, or error free, or accurate or reliable with respect to the content provided on the REE Site. REE is not responsible for any user's inability to access the REE Site for any reason. In no event shall REE's liability under this Agreement exceed $100.

     5.2. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, REE AND ITS AFFILIATES AND SUPPLIERS AND THEIR DIRECTORS, OFFICERS AND EMPLOYEES ARE NOT RESPONSIBLE OR LIABLE TO NAHREP OR THIRD PARTIES FOR ANY DAMAGES, WHETHER IN CONTRACT OR TORT, INCLUDING BUT NOT LIMITED TO INCIDENTAL OR CONSEQUENTIAL DAMAGES, INDIRECT, SPECIAL, PUNITIVE, OR EXEMPLARY DAMAGES FOR LOSS OF BUSINESS, LOSS OF PROFITS, BUSINESS INTERRUPTION, OR LOSS OF BUSINESS INFORMATION ARISING OUT OF THE USE OF OR INABILITY TO USE THE SERVICES OR THIS AGREEMENT, OR FOR ANY CLAIM BY ANY OTHER PARTY, EVEN IF REE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THE LIMITATIONS ON LIABILITY CONTAINED IN THIS AGREEMENT SURVIVE THE TERMINATION OF THIS AGREEMENT. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE MAXIMUM LIABILITY OF REE TO THE CUSTOMER FOR WHATEVER REASON IS LIMITED TO US $100 AND NO MORE. THE REMEDY THAT IS PROVIDED IN THIS SECTION IS EXCLUSIVE.

6. NAHREP'S BUSINESS. NAHREP represents and warrants that its services, products, materials, data, and equipment do not, as of the date of this Agreement, and shall not during the term of this agreement, in any way violate any applicable law or regulation.

7. DEFAULT. Upon a Default (as hereafter defined) by either party to this Agreement, without prejudice to its rights and remedies at law and in equity, the non-defaulting party shall have no further obligations or liability under this Agreement. A Default is (i) a breach of this Agreement by a party that is not remedied within ten business days after receiving written notice from the other party setting forth the specific default or
     (ii) the filing of a voluntary petition in bankruptcy, the consent to the filing of a

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     bankruptcy petition, the filing of a petition by or against a party under the Federal Bankruptcy Code, any assignment for the benefit of creditors, application for, or consent to, the appointment of any receiver, trustee or custodian or similar officer or the entry into an agreement of composition with its creditors.

8. EXCLUSION OF WARRANTIES BY REE. REE SHALL NOT BE LIABLE FOR ANY DAMAGES SUFFERED OR INCURRED BY NAHREP OR ANY THIRD PARTY ARISING OUT OF ANY FAULTS, INTERRUPTIONS OR DELAYS ON THE REE SITE AND ANY INACCURACIES, ERRORS, OR OMISSIONS IN THE REE CONTENT ON THE REE SITE. EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, THERE ARE NO WARRANTIES, CONDITIONS, GUARANTIES, OR REPRESENTATIONS (AS USED IN THIS SUBSECTION "WARRANTIES") AS TO MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED, IN LAW OR IN FACT, ORAL , OR IN WRITING. EACH PARTY HEREBY ACKNOWLEDGES THAT IT HAS NOT RELIED UPON ANY WARRANTY MADE BY THE OTHER EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT.

9. NOTICES. Except as otherwise provided herein, whenever any notice, request, consent, approval or other communication shall be given by one party hereto to the other, such communication shall be in writing and shall be delivered by registered or certified mail, return receipt requested, addressed as follows:

          If to REE:

                    400 East Van Buren, 4th Floor
                    Phoenix, AZ  85004
                    Fax: (602) 716-0200
                    Attn: Gary L. Trujillo, Chairman and CEO

          If to NAHREP:

                    NAHREP
                    1650 Hotel Circle No., Suite 215-A
                    San Diego, CA 92105
                    FAX: (619) 209-4755
                    Attn: Ernest J. Reyes

     All notices hereunder shall be effective: (a) five days after deposit in the mail; or (b) upon delivery, if delivered in person, by commercial express service or by facsimile transmission.

10. ASSIGNMENT. Neither party may assign or delegate this Agreement or any of its licenses, rights or duties under this Agreement without the prior written consent of the other, except that either party may assign this Agreement to a person or entity into which it has merged or which has otherwise succeeded to all or substantially all of its business, stock, or assets, and which has assumed in writing or by operation of law its obligations under this Agreement. Each party agrees that in any merger in which it is not the surviving company, the surviving company will assume, in writing or by operation of law, such party's obligations under this Agreement. Subject to the foregoing, the provisions of this Agreement shall apply to and bind the successors and permitted assigns of the parties.

11. AMENDMENTS; WAIVERS. This Agreement may not be amended, modified or superseded, unless expressly agreed to in writing by both parties. No provision of this Agreement may be waived except by an instrument in writing executed by the party against whom the waiver is to be effective. The failure of either party at any time or times to require full performance of any provision hereof will in no manner affect the right of such party at a later time to enforce the same.

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12.  GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of Arizona without regard to its choice of law analysis.

13. JURISDICTION AND VENUE. Any dispute or controversy between the parties to this Agreement relating to or arising out of this Agreement, including, but not limited to, matters reserved for mutual agreement, shall be exclusively vested in the Courts of the State of Arizona located in Phoenix, Arizona.

14. SEVERABILITY. In the event that any provision contained in this Agreement or the application thereto to any circumstance is for any reason held to be invalid or unenforceable, such provision shall be ineffective to the minimum extent of such invalidity or unenforceability and the remainder of this Agreement will remain valid and enforceable according to its terms with respect to all other circumstances.

15. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which shall constitute one and the same document.

16. ATTORNEYS' FEES. In the event of any dispute arising under this Agreement, the prevailing party shall be entitled to reimbursement by the other party for reasonable attorneys' fees and costs incurred by the prevailing party.

17. REQUISITE AUTHORITY. Each of the individuals executing this Agreement on behalf of REE or NAHREP, as the case may be, represents and warrants in his or her individual capacity that he or she has the requisite authority to bind such party to this Agreement and the MOU.

                                    * * * * *


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     IN WITNESS WHEREOF, the parties have hereunto set their hands as of the date first above written.


                                       REALESTATEESPANOL.COM

                                       By: /s/ Gary L. Trujillo
                                          ----------------------
                                       Gary L. Trujillo, Chairman and CEO



                                       NAHREP

                                       By: /s/ Ernest J. Reyes
                                          ----------------------
                                       Name: ERNEST J. REYES
                                       Title: Chairman